UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NOVELL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

NOVELL, INC.

BROKER LOGO HERE
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 18, 2010
Date: April 19, 2010 Time: 10:00 AM EST
Location: 404 Wyman Street
Waltham Massachusetts 02451

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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Envelope #
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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report          2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:             www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 05, 2010 to facilitate timely delivery.

— How To Vote — Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items
The Board of Directors recommends you vote FOR the following proposal(s):
1. Election of Directors
Nominees
1A Albert Aiello
1B Fred Corrado
1C Richard L. Crandall
1D Gary G. Greenfield
1E Judith H. Hamilton
1F Ronald W. Hovsepian
1G Patrick S. Jones
1H Richard L. Nolan
1I John W. Poduska, Sr.

	g	0000 0000 0000
Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Voting items Continued	Reserved for Broadridge Internal Control Information

The Board of Directors recommends you vote FOR the following proposal(s):
2 To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending October 31, 2010

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

Job #
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Envelope #
Sequence #
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FOLD AND DETACH HERE

f

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/19/10 FOR NOVELL, INC.

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM         **|**

- PROXY STATEMENT                                 - ANNUAL REPORT

NOVELL, INC. ANNUAL MEETING TO BE HELD ON 04/19/10 AT 10:00 A.M. EDT
FOR HOLDERS AS OF 02/18/10		* ISSUER CONFIRMATION COPY - INFO ONLY*			2 -I	-S
3 1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.				DIRECTORS
670006105					(MARK “X” FOR ONLY ONE BOX)
THIS SPACE INTENTIONALLY LEFT BLANK
DIRECTORS	è				PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

USE NUMBER ONLY

PROPOSALS		DIRECTORS RECOMMEND		FOR	AGAINST	ABSTAIN
1A*-ELECTION OF DIRECTOR: ALBERT AIELLO ----->>>		FOR --->>> 0010113	1A				PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK
1B*- ELECTION OF DIRECTOR: FRED CORRADO ----->>>		FOR --->>> 0010113	1B				SEE VOTING INSTRUCTION NO. 2 ON REVERSE
1C*- ELECTION OF DIRECTOR: RICHARD L. CRANDALL ----->>>		FOR --->>> 0010113	1C				A/C:
1D*- ELECTION OF DIRECTOR: GARY G. GREENFIELD ----->>>		FOR --->>> 0010113		FOR	AGAINST	ABSTAIN	670006105
1E*- ELECTION OF DIRECTOR: JUDITH H. HAMILTON ----->>>		FOR --->>> 0010113	1D				è
1F*- ELECTION OF DIRECTOR: RONALD W. HOVSEPIAN ----->>>		FOR --->>> 0010113	1E
1G*- ELECTION OF DIRECTOR: PATRICK S. JONES ----->>>		FOR --->>> 0010113	1F				PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING
1H*- ELECTION OF DIRECTOR: RICHARD L. NOLAN ----->>>		FOR --->>> 0010113		FOR	AGAINST	ABSTAIN
1I*- ELECTION OF DIRECTOR: JOHN W. PODUSKA, SR. ----->>>		FOR --->>> 0010113	1G

2  - TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING OCTOBER 31, 2010 ----->>>

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

		FOR --->>> 0010200	1H
			1I				51 MERCEDES WAY EDGEWOOD NY 11717
				FOR	AGAINST	ABSTAIN
2

				FOR	AGAINST	ABSTAIN
NOVELL, INC. 404 WYMAN STREET, SUITE 500 WALTHAM, MA 02541 ATTN: ELSPETH GRANT PRUETT

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.		--->>>
			f FOLD AND DETACH HERE					/ /
VIF01H							SIGNATURE(S)	DATE WCS 2-04

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET. AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

NOVELL, INC.

404 Wyman Street, Waltham, MA 02541

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

to Be Held on Monday, April 19, 2010 at 10:00 a.m. (local time)

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you wish to receive a paper or e-mail copy of the proxy materials, please make your request for a copy as instructed below on or before April 5, 2010 to facilitate timely delivery. There is no charge to you for requesting a copy.

NOVELL, INC.

Dear Stockholder:

The 2010 Annual Meeting of Stockholders of Novell, Inc. (the “Company”) will be held on Monday, April 19, 2010, at 10:00 a.m. (local time), at the Company’s offices located at 404 Wyman Street, Waltham, Massachusetts 02451.

The 2010 Annual Meeting is being held for the following purposes:

(1)	to elect the nine nominees for director identified in the proxy statement; and

(2)	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2010.

The Company’s Board of Directors Recommends a Vote “FOR” Proposals 1 and 2.

The Board of Directors of the Company set February 18, 2010 as the record date for the 2010 Annual Meeting. Stockholders of record who owned the Company’s common stock at the close of business on that date are entitled to vote at and attend the 2010 Annual Meeting.

67201

Stockholders of record as of the record date are encouraged and cordially invited to attend the 2010 Annual Meeting. Directions to attend the 2010 Annual Meeting are available at http://www.novell.com/company/annualmeeting2010.

Meeting Location:

Novell, Inc.

404 Wyman Street

Waltham, MA 02451

The following proxy materials are available for review at: http://www.proxyvoting.com/novl

•	the Company’s 2010 Proxy Statement
•	the Company’s 2009 Annual Report

To request a paper or e-mail copy of the proxy materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:      1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email:              shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:           http://www.proxyvoting.com/novl

The proxy materials for Novell, Inc. are available to review at:

http://www.proxyvoting.com/novl

Have this notice available when you request a PAPER or E-MAIL copy of the proxy materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

67201

***IMPORTANT MESSAGE ABOUT VOTING YOUR SHARES***

Recently, NYSE and SEC rule changes were enacted changing how shares held in brokerage accounts are voted in director elections. If YOU do not vote your shares on proposal one (Election of Directors), your brokerage firm can no longer vote them for you; your shares will remain unvoted. Previously, if your broker did not receive instructions from you, they were permitted to vote your shares for you in director elections. However, starting January 1, 2010, under changes to NYSE Rule 452, brokers will no longer be allowed to vote uninstructed shares.

Therefore, it is very important that you vote your shares for all proposals including the election of directors.

In addition to checking the appropriate boxes on the enclosed vote instruction form, signing and returning it in the enclosed postage paid envelope, there are two additional convenient ways to vote that are available 24 hours a day:

Go to website: www.proxyvote.com		Call toll-free on a touch-tone phone in the U.S. or Canada

Follow these four easy steps:		Follow these four easy steps:
•	Read the accompanying Proxy materials.	• Read the accompanying Proxy materials.
• • •	Go to website www.proxyvote.com. Have your vote instruction form in hand when you access the website. Follow the simple instructions. ********* Note **********	• • •

Call the toll-free phone number printed on the enclosed
vote instruction form.

Have your vote instruction form in hand when you call the
toll-free number.

Follow the recorded instructions:

• Press 1 to vote as the Board recommends

• Press 2 to vote each proposal individually

When voting online, you may also elect to give your consent to have all future proxy materials delivered to you electronically.